Filed pursuant to Rule 497(e)

Registration Nos. 333-221764, 811-23312

VistaShares Target 15TM International Innovators Distribution ETF (ADRY)

VistaShares Target 15TM European High Dividend Payers Distribution ETF (EURY)

VistaShares Target 15TM Global 100 Distribution ETF (GIOO)

VistaShares Target 15TM S&P 100 Distribution ETF (SIOO)

each listed on NYSE Arca, Inc.

January 13, 2026

Supplement to the Prospectus and

Statement of Additional Information (“SAI”),

each dated November 26, 2025

Effective immediately, all references in the prospectus to the Funds’ April 30, 2026 Semi-Annual Certified Shareholder Report, are hereby deleted and replaced with May 31, 2026 Semi-Annual Certified Shareholder Report.

Effective immediately, all references to the Funds’ fiscal year ending October 31 throughout the SAI are hereby deleted and replaced with fiscal year ending November 30, with the first fiscal year ending November 30, 2026.

Please retain this Supplement for future reference.